UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada		89148
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

Indenture

As previously reported, on March 5, 2012, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”) and certain of its subsidiaries named therein (the “Guarantors”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as Representatives of the several underwriters named therein (collectively, the “Underwriters”), to sell $325 million aggregate principal amount of the Company’s 7.75% Senior Subordinated Notes due 2022 (the “Notes”) to the Underwriters (the “Offering”).

On March 19, 2012, the Company completed the Offering, issued the Notes and received net proceeds of approximately $318.5 million from the Offering, after deducting the Underwriters’ discounts and commissions and the estimated offering expenses payable by the Company. The net proceeds of the Offering are being used to redeem a portion of the Company’s 7.5% senior subordinated notes due 2015 (the “7.5% Notes”).

The terms of the Notes are governed by the Indenture, dated as of March 19, 2012 (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Notes will mature on April 1, 2022. The Notes bear interest at a rate of 7.75% per year. Interest will accrue from March 19, 2012 and will be payable semi-annually in arrears in cash on April 1 and October 1, commencing on October 1, 2012. The Company may redeem some or all of the Notes at any time on or after April 1, 2017 at the redemption prices specified in the Indenture. The Company may also redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 107.750% of the principal amount thereof with the proceeds of certain equity offerings completed before April 1, 2015. The Company may also redeem the Notes prior to April 1, 2017 upon payment of the make-whole premium specified in the Indenture. If a change of control of the Company occurs, each holder shall have the right to require that the Company repurchase all or a portion of such holder’s Notes at a purchase price of 101% of the principal amount thereof. The Notes are also subject to redemption or disposition requirements that may be imposed by gaming laws and regulations of gaming authorities in the jurisdictions in which the Company or its subsidiaries conducts gaming operations or in certain other circumstances relating to its gaming operations.

The Notes and the subsidiary guarantees will be subordinated to all of the Company’s and its guarantor subsidiaries’ existing and future indebtedness except indebtedness that expressly provides that it ranks equal or subordinate in right of payment to the Notes and the subsidiary guarantees. The Notes will rank equal in right of payment to all of the Company’s and the Guarantors’ other existing and future unsecured senior subordinated indebtedness. The Notes will be effectively subordinated in right of payment to all of the Company’s (and the Guarantors’) secured indebtedness.

In addition, the Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the Notes when due, failure to comply with covenants under the Indenture, failure to pay certain other indebtedness or acceleration of maturity of certain other indebtedness, failure to satisfy or discharge certain final judgments and occurrence of certain bankruptcy events. If an event of default occurs, the trustee or holders of at least 25% of the aggregate principal amount of the then outstanding Notes may, among other things, declare the entire outstanding balance of principal of and interest on all outstanding Notes to be immediately due and payable, which acceleration would take effect on the fifth business day thereafter. If an event of default involving certain bankruptcy events occurs, payment of principal of and interest on the Notes will be accelerated without the necessity of notice or any other any action on the part of any person.

A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A form of Note is attached hereto as Exhibit 4.2 (which is included in Exhibit A to the Indenture) and is incorporated herein by reference. The descriptions of the Indenture and of the Notes in this Current Report on Form 8-K are summaries, do not purport to be complete and are qualified in their entirety by the Indenture and the form of Note, respectively.

Certain of the Underwriters and their affiliates have performed and may in the future provide various financial advisory, investment banking, and commercial banking services for the Company and its affiliates from time to time, for which they have received customary fees and expenses. In particular, certain of the Underwriters or their affiliates are agents and/or lenders on the Company’s Credit Agreement (defined below). Specifically, an affiliate of Barclays Capital Inc. acts as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC act as Joint Lead Arrangers and Joint Book Runners and certain of the Underwriters or their affiliates are Syndication Agent, Senior Managing Agent or lenders. The Company expects to use the net proceeds of the Offering and a portion of the net proceeds of the Term Loan (defined below) to redeem the Company’s 7.5% Notes. Certain of the Underwriters or their affiliates own the 7.5% Notes and therefore will receive a portion of the net proceeds of the Term Loan (defined below) and/or the Offering. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities, and may do so in the future.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-179890), which became effective upon its filing with the Securities and Exchange Commission on March 5, 2012.

Incremental Facility Activation Notice

The Company previously entered into a Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of August 2, 2011, among the Company, the various lenders referred to therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC as Joint Lead Arrangers and Joint Book Runners, Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as the Syndication Agents, UBS Securities LLC and Capital One National Association as the Senior Managing Agents, and Barclays Bank PLC, as the Administrative Agent (in such capacity, the “Administrative Agent”). On March 19, 2012, as contemplated under the Credit Agreement, the Company, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) and the Administrative Agent, entered into an Incremental Facility Activation Notice and New Lender Supplement (the “Incremental Facility Notice”).

The Incremental Facility Notice notified the Administrative Agent of the Company’s activation of a $325 million Incremental Term Loan (the “Term Loan”) under the Credit Agreement, to be provided by JPMorgan Chase. In addition to JPMorgan Chase, the Company presently anticipates that Banc of America Securities LLC, Barclays Bank PLC, Credit Agricole Corporate & Investment Bank, and Deutsche Bank Securities Inc. or their respective affiliates will become Lenders under the Term Loan (in such capacities, the “Term Loan Lenders”), each by assignment from JPMorgan Chase. As discussed above, the Company expects to use a portion of the Term Loan to redeem a portion of the Company’s 7.5% Notes. The Term Loan matures with all outstanding principal amounts due and payable on March 19, 2019, provided that such maturity date shall be accelerated to (a) December 15, 2014, if any portion of the Company’s 7.5% Notes are outstanding on December 15, 2014, and to (b) May 1, 2017, if any portion of the Borrower’s 8.625% Senior Notes due August 1, 2017 are outstanding on May 1, 2017. The maturity of the revolving credit facility under the Credit Agreement is unchanged at August 2, 2016, provided that such date shall be accelerated to December 15, 2014, if any portion of the 7.5% Notes are outstanding on December 15, 2014.

The Term Loan requires debt repayment obligations of $3.25 million per year payable in equal quarterly payments, with any remaining amount of the Term Loan required to be repaid in full on the maturity date. The Term Loan bears interest, at the Company’s option, at either a LIBOR rate plus a margin of 3.00% or at a base rate plus a margin of 1.50%. The LIBOR rate carries a floor of 1.0%.

First Amendment to Credit Agreement

On March 19, 2012, the Company entered into the First Amendment to the Fourth Amended and Restated Credit Agreement (the “First Amendment”) with Barclays Bank, PLC, as Administrative Agent. The First Amendment makes conforming amendments to the Credit Agreement in connection with the Term Loan pursuant to the Incremental Facility Notice, including providing for a LIBOR floor of 1.0% for the Term Loan, and payment of certain fees to the Term Loan Lenders. In addition, the First Amendment provides that under the Credit Agreement the Company will be required to maintain consolidated total leverage ratio from September 30, 2016 and thereafter of 2.00 to 1.00 and the consolidated interest coverage ratio from September 30, 2016 and thereafter of 2.00 to 1.00.

The Incremental Facility Notice and the First Amendment are considered loan documents under the Credit Agreement and are governed by the Credit Agreement, including, among other things, financial covenants and other affirmative and negative covenants, including a required minimum consolidated interest coverage ratio, a maximum permitted consolidated total leverage ratio and a maximum permitted consolidated senior secured debt ratio. Furthermore, the Credit Agreement has covenants that would limit the amount of senior unsecured debt that the Company could incur to $1.5 billion, unless its consolidated total leverage ratio is less than 6.00 to 1.00. As provided in the Credit Agreement, the Company is obligated to make mandatory prepayments of indebtedness under the Term Loan from the net proceeds of certain debt offerings, certain asset sales and dispositions and certain casualty events, subject in certain cases to its right to reinvest proceeds. In addition, the Company will be required to prepay borrowings under the Term Loan with a percentage of its “excess cash flow” (as defined in the Credit Agreement, and reduced for cash flow applied to permitted capital spending).

The Incremental Facility Notice and the First Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The descriptions of the Incremental Facility Notice and the First Amendment in this Current Report on Form 8-K are summaries, do not purport to be complete and are qualified in their entirety by the Incremental Facility Notice and the First Amendment, respectively.

From time to time, the Administrative Agent, JPMorgan Chase, the other Term Loan Lenders, and their respective affiliates have provided investment banking, general financing and advisory services to the Company and its affiliates in the past and may do so in the future. They received, and expect to receive, customary fees and commissions for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 5, 2012, the Company and the Trustee, as trustee under the 7.5% Note Indenture (as defined below), mailed a conditional Notice of Redemption to the record holders of the outstanding $385,000,000 in aggregate principal amount of the Company’s 7.5% Notes, CUSIP Number 723456AG4). The Notice of Redemption provided that the Company would redeem all of the outstanding 7.5% Notes at a redemption price of 103.750% on March 20, 2012 (the “Redemption Date”), together with accrued and unpaid interest to, but excluding, the Redemption Date, conditioned upon the closing and receipt of net proceeds from the Offering and the Term Loan in an amount sufficient to redeem the 7.5% Notes. On March 19, 2012, the Company deemed that the conditions to the redemption set forth in the conditional Notice of Redemption had been satisfied, irrevocably deposited the funds necessary for the redemption of its 7.5% Notes with the Trustee and received a satisfaction and discharge of the 7.5% Note Indenture. The Company issued the 7.5% Notes under that Indenture dated as of June 8, 2007, as supplemented by the First Supplemental Indenture, dated as of July 16, 2009, Second Supplemental Indenture, dated as of February 5, 2010, Third Supplemental Indenture, dated as of January 26, 2011, Fourth Supplemental Indenture, dated as of January 28, 2011 and Fifth Supplemental Indenture, dated as of January 28, 2011 (as supplemented, the “7.5% Note Indenture”), by and among the Company, the guarantors referred to therein and the Trustee. The redemption will be made pursuant to the terms of the 7.5% Note Indenture.

Item 8.01.	Other Events.

On March 19, 2012, the Company issued a press release announcing the closing of its sale of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Forward-looking information involves important risks and uncertainties that could significantly affect future results and accordingly, such results may differ from those expressed in forward-looking statements made by or on behalf of the Company. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by forward-looking statements. Factors that could cause these statements to differ materially include those discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture dated as of March 19, 2012, governing the 7.75% Senior Subordinated Notes due 2022, by and among Pinnacle Entertainment, Inc., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

Exhibit 4.2	Form of 7.75% Senior Subordinated Note due 2022 (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Irell & Manella, LLP

Exhibit 5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

Exhibit 5.3	Opinion of Faegre Baker Daniels LLP

Exhibit 5.4	Opinion of Stone Pigman Walther Wittmann L.L.C.

Exhibit 5.5	Opinion of Briol & Associates, PLLC

Exhibit 5.6	Opinion of Lathrop & Gage LLP

Exhibit 5.7	Opinion of Sills Cummis & Gross P.C.

Exhibit 5.8	Opinion of Jones, Walker, Waechter, Poitevent, Carrére & Denégre L.L.P.

Exhibit 5.9	Opinion of Taft Stettinius & Hollister LLP

Exhibit 10.1	Incremental Facility Activation Notice and New Lender Supplement, dated as of March 19, 2012, between Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., Barclays Bank, PLC, as the administrative agent.

Exhibit 10.2	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 19, 2012, between Pinnacle Entertainment, Inc. and Barclays Bank, PLC, as the administrative agent.

Exhibit 23.1	Consent of Irell & Manella, LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)

Exhibit 23.3	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.3)

Exhibit 23.4	Consent of Stone Pigman Walther Wittmann L.L.C. (included in Exhibit 5.4)

Exhibit 23.5	Consent of Briol & Associates, PLLC (included in Exhibit 5.5)

Exhibit No.	Description

Exhibit 23.6	Consent of Lathrop & Gage LLP (included in Exhibit 5.6)

Exhibit 23.7	Consent of Sills Cummis & Gross P.C. (included in Exhibit 5.7)

Exhibit 23.8	Consent of Jones, Walker, Waechter, Poitevent, Carrére & Denégre L.L.P. (included in Exhibit 5.8)

Exhibit 23.9	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.9)

Exhibit 99.1	Press release dated March 19, 2012, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: March 19, 2012	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Indenture dated as of March 19, 2012, governing the 7.75% Senior Subordinated Notes due 2022, by and among Pinnacle Entertainment, Inc., the guarantors identified therein and The Bank of New York Mellon Trust Company, N.A.

Exhibit 4.2	Form of 7.75% Senior Subordinated Note due 2022 (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Irell & Manella, LLP

Exhibit 5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

Exhibit 5.3	Opinion of Faegre Baker Daniels LLP

Exhibit 5.4	Opinion of Stone Pigman Walther Wittmann L.L.C.

Exhibit 5.5	Opinion of Briol & Associates, PLLC

Exhibit 5.6	Opinion of Lathrop & Gage LLP

Exhibit 5.7	Opinion of Sills Cummis & Gross P.C.

Exhibit 5.8	Opinion of Jones, Walker, Waechter, Poitevent, Carrére & Denégre L.L.P.

Exhibit 5.9	Opinion of Taft Stettinius & Hollister LLP

Exhibit 10.1	Incremental Facility Activation Notice and New Lender Supplement, dated as of March 19, 2012, between Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., Barclays Bank, PLC, as the administrative agent.

Exhibit 10.2	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 19, 2012, between Pinnacle Entertainment, Inc. and Barclays Bank, PLC, as the administrative agent.

Exhibit 23.1	Consent of Irell & Manella, LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)

Exhibit 23.3	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.3)

Exhibit 23.4	Consent of Stone Pigman Walther Wittmann L.L.C. (included in Exhibit 5.4)

Exhibit 23.5	Consent of Briol & Associates, PLLC (included in Exhibit 5.5)

Exhibit 23.6	Consent of Lathrop & Gage LLP (included in Exhibit 5.6)

Exhibit 23.7	Consent of Sills Cummis & Gross P.C. (included in Exhibit 5.7)

Exhibit 23.8	Consent of Jones, Walker, Waechter, Poitevent, Carrére & Denégre L.L.P. (included in Exhibit 5.8)

Exhibit 23.9	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.9)

Exhibit 99.1	Press release dated March 19, 2012, issued by Pinnacle Entertainment, Inc.